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                                                                        EX-23.07
                                                                        --------



                                    CONSENT

                                       OF

                            WEST COURSE CAPITAL INC.
                            -----------------------


          West Course Capital Inc. hereby consents to all of the references made to it in the Registration Statement on Form S-1 of ML Global Horizons L.P. as filed with the Securities and Exchange Commission on August 23, 1996.



Dated:  August 22, 1996


                                                WEST COURSE CAPITAL INC.




                                                By: /s/ Michael C. Aronstein
                                                    -------------------------
                                                    Michael C. Aronstein
                                                    President